UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2019

Science Applications International Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)

(703) 676-4300
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 11, 2019, Science Applications International Corporation (“SAIC”) held a special meeting of its stockholders (the “Special Meeting”).

There were 42,368,119 shares of common stock of SAIC eligible to vote at the Special Meeting and there were 31,465,560 shares represented in person or by proxy at the Special Meeting, representing approximately 74.27% of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. The results of the matters voted upon at the Special Meeting, which are more fully described in SAIC’s definitive proxy statement that was filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2018, are as follows:

1.
Approval of Stock Issuance Proposal. The stockholders approved the proposal to issue shares of SAIC common stock to stockholders of Engility Holdings, Inc. (“Engility”) in connection with the merger, as contemplated by the merger agreement, dated September 9, 2018, among SAIC, Engility and Raptors Merger Sub, Inc. (“Merger Subsidiary”), which provides for the merger of Merger Subsidiary with and into Engility, with Engility surviving the merger (the “merger”) as a wholly owned subsidiary of SAIC (the “Stock Issuance Proposal”). The votes regarding this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
30,932,996	447,765	84,799	-

2.
Approval of Adjournment Proposal. The stockholders approved the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes for the Stock Issuance Proposal (the “Adjournment Proposal”). The votes regarding this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
28,434,227	2,874,892	156,441	-

Although the Adjournment Proposal was approved, adjournment of the Special Meeting was not necessary because SAIC’s stockholders approved the Stock Issuance Proposal.

Item 8.01	Other Events

On January 11, 2019, SAIC issued a press release announcing the results of the Special Meeting. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.  The following exhibits are included with this report:

Exhibit No.	Description
99.1	Press release dated January 11, 2019, of Science Applications International Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2019

Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary